Exhibit 99.4

Cognigen Corporation

Financial Statements and

Supplemental Information

December 31, 2013 and 2012

Cognigen Corporation

Financial Statements
Table of Contents

Report of Independent Auditors

Financial Statements

Balance Sheets	1

Statements of Income	2

Statements of Stockholders' Equity	3

Statements of Cash Flows	4

Notes to Financial Statements	5-11

Supplemental Information

Schedules of Contract Costs	12

Schedules of Selling, General and Administrative Expenses	13

Report of Independent Auditors

To the Stockholders of

   Cognigen Corporation

Williamsville, New York

Report on the Financial Statements

We have audited the accompanying financial statements of Cognigen Corporation (the "Company"), which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of income, stockholders' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management,s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors, Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a reasonable basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2013 and 2012, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Report on Supplemental Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules of cost of goods sold and selling and general, and administrative expenses are presented for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

April 7, 2014

Cognigen Corporation

Balance Sheets

December 31, 2013 and 2012

	2013	2012
Assets
Current Assets
Cash and cash equivalents	$1,000,256	$997,322
Accounts receivable	529,978	378,662
Costs and estimated earnings in excess of billings on uncompleted contracts	94,803	187,880
Other current assets	27,313	15,663

Total current assets	1,652,350	1,579,527

Property and Equipment, net	468,310	347,843

Other Assets, net	16,168	22,715

	$2,136,828	$1,950,085

Liabilities and Stockholders' Equity

Current Liabilities
Current maturities of long-term debt	$88,610	$49,177
Accounts payable	129,331	49,857
Accrued expenses	92,255	138,778
Billings in excess of costs and estimated earnings on uncompleted contracts	152,229	207,767

Total current liabilities	462,425	445,579
Long-Term Debt, less current maturities	203,478	71,366
Stockholders' Equity
Common stock, $1 par value; 20,000 shares authorized; 100 shares issued and outstanding	100	100
Additional paid-in capital	12,941	12,941
Retained earnings	1,457,884	1,420,099
Total stockholders' equity	1,470,925	1,433,140
	$2,136,828	$1,950,085

See report of independent auditors and notes to financial statements

1

Cognigen Corporation

Statements of Income

for the years ended December 31, 2013 and 2012

	2013	2012

Contract Revenues Earned, net	$4,814,894	$4,947,212

Contract Costs	2,655,208	2,545,216

Gross profit	2,159,686	2,401,996

Selling, General and Administrative Expenses	1,808,292	1,777,761

Operating income	351,394	624,235

Other Income (Expense)
Other income, net	47,226	16,913
Loss on disposal of assets	(33,396)	0
Interest income	3,632	4,525
Interest expense	(5,345)	(3,701)

Total other income	12,117	17,737

Net income	$363,511	$641,972

See report of independent auditors and notes to financial statements

2

Cognigen Corporation

Statements of Stockholders' Equity

for the years ended December 31, 2013 and 2012

	Common	Additional Paid-in	Retained	Total Stockholders’
	Stock	Capital	Earnings	Equity
Balance, December 31, 2011	$100	$12,941	$907,846	$920,887

Net income	0	0	641,972	641,972

Stockholder distributions	0	0	(129,719)	(129,719)

Balance, December 31, 2012	100	12,941	1,420,099	1,433,140

Net income	0	0	363,511	363,511

Stockholder distributions	0	0	(325,726)	(325,726)

Balance, December 31, 2013	$100	$12,941	$1,457,884	$1,470,925

See report of independent auditors and notes to financial statements

3

Cognigen Corporation

Statements of Cash Flows

for the years ended December 31, 2013 and 2012

	2013	2012
Cash Flows from Operating Activities
Net income	$363,511	$641,972
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	161,982	86,832
Loss on disposal of assets	33,396	0
(Increase) Decrease in
Accounts receivable	(151,316)	125,792
Costs and estimated earnings in excess of billings on uncompleted contracts	93,077	(37,493)
Other current assets	(11,650)	30,583
Other assets, net	5,487	0
Increase (Decrease) in:
Accounts payable	79,474	29,524
Accrued expenses	(46,523)	14,945
Billings in excess of costs and estimated earnings on uncompleted contracts	(55,538)	(220,078)
Net cash provided by operating activities	471,900	672,077

Cash Flows from Investing Activities
Purchases of property and equipment	(314,785)	(254,469)
Net cash used in investing activities	(314,785)	(254,469)

Cash Flows from Financing Activities
Proceeds from long-term debt	220,170	148,109
Payments on long-term debt	(48,625)	(27,566)
Stockholder distributions	(325,726)	(129,719)
Net cash used in financing activities	(154,181)	(9,176)
Net increase in cash	2,934	408,432

Cash and Cash Equivalents, beginning of year	997,322	588,890

Cash and Cash Equivalents, end of year	$1,000,256	$997,322

Supplemental Disclosures of Cash Flow Information
Cash paid during the year for:
Interest	$5,345	$3,701

See report of independent auditors and notes to financial statements

4

Cognigen Corporation

Notes to Financial Statements

1. Nature of Business and Summary of Significant Accounting Policies

Nature of Business- Cognigen Corporation (the "Company"), incorporated in New York State in 1992, began operations in Williamsville, New York in 1993. The Company provides data analysis and consulting services for the pharmaceutical, biotechnology, and healthcare industries, and is primarily funded by contracts with various pharmaceutical companies.

Basis of Accounting- The accompanying financial statements have been prepared on the accrual basis of accounting.

Revenue Recognition- The Company recognizes revenue using an efforts-expended method based upon standard rates as the related costs are incurred. Contract amounts are determined both on fixed and variable-pricing models.

Provisions for estimated losses on uncompleted contracts are made in the period in which the losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Revenues from contract claims are recorded when they can be reasonably estimated and it is probable that such claims are collectable.

Contract costs consist of labor, subcontractor and participant costs, and other costs relating to the projects. The costs associated with these projects are recorded as contract costs as revenue is recognized in accordance with the Company's policy discussed above. General and administrative costs are charged to expenses as incurred.

Revenue recognized in excess of billings using the efforts-expended method results in a current asset on the balance sheet entitled "Costs and estimated earnings in excess of billings on uncompleted contracts." Billings in excess of revenue recognized using the efforts expended method results in a current liability on the balance sheet entitled "Billings in excess of costs and estimated earnings on uncompleted contracts."

Cash and Cash Equivalents- The Company considers all liquid investments with original maturities of three months or less to be cash equivalents.

Accounts Receivable- Trade receivables are recorded at net realizable value. The Company performs ongoing credit evaluations of its customers' financial condition and generally does not charge interest on or require collateral for accounts receivable arising from the normal course of business. Management uses judgmental factors such as customer history and existing economic conditions to determine uncollectability. Upon management's determination of uncollectability, a reserve against the outstanding balance of such accounts is recorded in the allowance for doubtful accounts. As of December 31, 2013 and 2012, the Company's management believes that all amounts are fully collectible, and therefore, no reserve has been recorded in the allowance for doubtful accounts.

5

Cognigen Corporation

Notes to Financial Statements (continued)

1. Nature of Business and Summary of Significant Accounting Policies

(continued)

Property and Equipment, net- Property and equipment is recorded at cost, net of accumulated depreciation and amortization. Depreciation for equipment is computed using the modified accelerated cost recovery method over the approximate economic useful lives of the assets. Amortization expense for leasehold improvements is computed using the straight-line method over the approximate economic useful lives of the assets.

Computer hardware and software, and furniture and fixtures are depreciated over 3-5 years. Leasehold improvements are depreciated over the term of the lease which is 61 months.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Impairment of Long-Lived Assets- The Company regularly assesses all of its long-lived assets for impairment when events or circumstances indicate their carrying values may not be recoverable. This is accomplished by first qualitatively assessing whether it is more likely than not that an asset is impaired. If such an assessment does determine that it is more likely than not that an asset is impaired, the Company would then perform a quantitative calculation to determine impairment. This is accomplished by comparing the expected undiscounted future cash flows of the assets with the respective carrying amounts as of the date of assessment. Should aggregate future cash flows be less than the carrying value, a · write-down would be required, measured as the difference between the carrying value and the fair value of the asset. Fair value is estimated either through independent valuation or as the present value of expected discounted future cash flows. If the expected undiscounted future cash flows exceed the respective carrying amount as of the date of the assessment, no impairment is recognized. The Company recognized no impairment losses in 2013 and 2012.

Internal-use Software Development- Costs related to design or maintenance of internal use software development are expensed as incurred as such expenditures do not result in significant enhancements to the software.

Advertising Expenses - The Company expenses advertising costs as incurred. Advertising costs amounted to $69,087 and $5,641 for the years ended December 31, 2013 and 2012, respectively.

Other income, net- Other income, net consists primarily of revenue received from a local university for the course taught at this university by one of the Company's stockholders.

6

Cognigen Corporation

Notes to Financial Statements (continued)

1. Nature of Business and Summary of Significant Accounting Policies

(continued)

Income Taxes- The Company, with the consent of its stockholders, elected under the Internal Revenue Code to be taxed as a subchapter S corporation for federal and state income tax purposes. Under these provisions, earnings and losses are included in the personal income tax returns of the stockholders and taxed accordingly and, therefore, the financial statements do not reflect a provision for federal and state income taxes. The Company has agreed to provide its stockholders distributions sufficient to meet the additional obligations on these individual tax returns resulting from this election.

The Company's income tax returns are subject to examination by the appropriate tax jurisdictions. As of December 31, 2013 and 2012, the Company's federal and state tax returns generally remain open for the last three years from the date filed. As of December 31, 2013 and 2012, the Company had no ongoing examinations with any tax jurisdictions.

The Company's management evaluates its tax positions to determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation, based on the technical merits of the tax position. Management has analyzed the Company's tax positions and has concluded that, as of December 31, 2013 and 2012, there are no uncertain positions taken or expected to be taken that would require disclosure in the financial statements.

Management Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. In these financial statements, assets, liabilities, and earnings from contracts involve extensive reliance on management's estimates. Actual results could differ from those estimates.

Recently Issued Accounting Standards- During 2013 and 2012, the Financial Accounting Standards Board issued several updates to the Accounting Standards Codification. Management of the Company has reviewed these updates and determined the updates did not apply to the accounting records and financial statements of the Company.

Subsequent Events- Management of the Company has evaluated subsequent events, for recognition or disclosure, through April 7, 2014, the date the accompanying financial statements were available to be issued.

7

Cognigen Corporation

Notes to Financial Statements (continued)

2. Significant Concentrations of Credit and Major Customers

Cash deposited at financial institutions potentially subjects the Company to concentrations of credit risk as cash may exceed federally insured limits at various times throughout the year. The Company has experienced no losses related to these concentrations.

During the year ended December 31, 2012, the Company had two major customers which accounted for $1,269,500, or 26% of total sales. Accounts receivable outstanding from these customers accounted for $53,897, or 14% of total accounts receivable at December 31, 2012. The Company had no major customers during the year ended December 31, 2013.

3. Contracts in Progress

Costs, estimated earnings, and billings on uncompleted contracts are summarized as follows at December 31:

	2013	2012`
Costs incurred on uncompleted contracts	$934,333	$793,892
Estimated earnings	759,833	749,143
	1,694,166	1,543,035
Billings to date on uncompleted contracts	1,751,592	1,562,922

	$(57,426)	$(19,887)

Contracts in progress are included in the accompanying balance sheets under the following captions:

	2013	2012
Costs and estimated earnings in excess of billings on uncompleted contracts	$94,803	$187,880
Billings in excess of costs and estimated earnings on uncompleted contracts	(152,229)	(207,767)

	$(57,426)	$(19,887)

8

Cognigen Corporation

Notes to Financial Statements (continued)

4. Property and Equipment, net

Property and equipment, net consist of the following at December 31, 2013 and 2012:

	2013	2012
Computer equipment	$2,498,540	$2,338,112
Furniture and fixtures	734,198	710,892
Computer software	320,723	320,723
Leasehold improvements	147,369	104,835
	3,700,830	3,474,562
Less accumulated depreciation	3,232,520	3,126,719
	$468,310	$347,843

Depreciation expense totaled $160,922 and $85,772 for the years ended December 31, 2013 and 2012, respectively.

5. Accrued Expenses

Accrued expenses consist of the following at December 31, 2013 and 2012:

	2013	2012
Accrued salaries and related taxes	$16,740	$102,913
Accrued vacation	34,528	35,447
Accrued promotional expenses	37,713	0
Accrued sales tax	3,274	418
	$92,255	$138,778

9

Cognigen Corporation

Notes to Financial Statements (continued)

6. Line of Credit

At December 31, 2013 and 2012, the Company has a $750,000 line of credit agreement with a bank to be used for working capital purposes. Borrowings under this agreement bear interest at the bank's prime rate, and are secured by substantially all assets of the Company. The Company's stockholders have provided their joint and several personal guarantees, limited to $750,000 of the outstanding balance on the commercial credit facilities with the bank. The line of credit expires on June 30, 2014. There was no outstanding balance due on this line of credit as of December 31, 2013 and 2012.

The Company is subject to certain loan covenants related to these commercial credit facilities. At December 31, 2013 and 2012, the Company was in compliance with the loan covenants.

7. Long-Term Debt

During 2012, the Company entered into a loan agreement with a bank for $150,000 to be used for short-term working capital requirements. In October 2013, the Company refinanced the loan in the amount of $300,000. The loan is payable in 36 monthly installments of $8,797, which includes interest at 3.5% through November 2016. The loan is secured by the related equipment, all assets held by the bank and personal guarantees of the Company's stockholders.

Future maturities of long-term debt obligations are as follows for the years ending December 31,

Year ending December 31,
2014	$88,610
2015	99,959
2016	103,519

$292,088

The Company is subject to certain covenants with this loan, all of which they were in compliance with at December 31, 2013 and 2012.

10

Cognigen Corporation

Notes to Financial Statements (continued)

8. Lease Commitment

The Company conducts its operations from a facility that is leased under an agreement dated June 11, 2013. The lease term is 61 months and commenced in October 2013. Minimum rental commitments under the noncancellable lease are as follows:

Year ending December 31,
2014	$187,654
2015	187,654
2016	187,654
2017	187,654
2018	156,378

$906,994

9. Profit Sharing Plan

The Company maintains a 401(k) profit sharing plan (the "Plan") for all eligible employees. Under the Plan, eligible employees who attain age 21 can elect to contribute a percentage of their salary to the Plan subject to certain annual limits. Participants who are eligible employees can begin to receive matching or profit-sharing contributions on the first day of the calendar year month coinciding with becoming an eligible employee. Employer contributions were reinstated in December 2012 after they ceased in April 2009.

The Plan allows the Company to determine the amount, if any, for profit sharing contributions each year at the discretion of the Company's Board of Directors. For the years ended December 31, 2013 and 2012, employer contributions totaled $42,792 and $72,452, respectively. The Company made no profit sharing contributions during 2013.

10. Subsequent Events

During 2014, the stockholders of the Company are entering negotiations to sell the Company to an unrelated third party. An estimate of the financial effect of the sale cannot be made until the sale and agreements are final.

11

Supplemental Information

Cognigen Corporation

Schedules of Contract Costs

for the years ended December 31, 2013 and 2012

	2013	2012
Salaries and wages	$1,833,009	$1,790,773
Payroll taxes and employee benefits	274,807	260,415
Occupancy	187,871	200,952
License fees	142,504	138,263
Depreciation and amortization	85,850	46,021
Travel and entertainment	33,292	19,140
Insurance	25,147	25,200
Telephone	17,507	18,085
Pension and 401(k) expenses	15,857	28,202
Meetings and seminars	12,652	3,039
Printing and copying	11,078	2,425
Computer expense	8,729	5,380
Dues and subscriptions	6,905	7,321
	$2,655,208	$2,545,216

See report of independent auditors.

12

Cognigen Corporation

Schedules of Selling, General and Administrative Expenses

for the years ended December 31, 2013 and 2012

	2013	2012
Salaries and wages	$1,023,803	$1,174,816
Payroll taxes and employee benefits	202,986	188,055
Occupancy	166,603	178,202
Depreciation and amortization	76,132	40,811
Promotional expenses	69,087	5,641
Hiring/ severance expense	50,455	12,342
Office expense	44,831	9,190
Professional services	30,064	31,144
Travel and entertainment	29,523	16,973
Pension and 401(k) expenses	26,935	44,250
Insurance	22,300	22,647
Telephone	15,526	16,037
Training expense, net	13,744	12,710
Officers' life insurance	11,593	11,593
Printing and copying	9,824	2,150
Computer expense	7,741	4,771
Payroll service fees	3,809	3,540
Bank charges	1,406	211
Maintenance	1,158	289
Supplies	629	2,033
Charitable contributions	143	356
	$1,808,292	$1,777,761

See report of independent auditors.

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